Exhibit 32.4
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Idaho Power Company (the "Company") on Form 10-Q for the quarter ended September 30, 2024 (the "Report"), I, Brian R. Buckham, Senior Vice President, Chief Financial Officer, and Treasurer of the Company, certify that:
(1)The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Brian R. Buckham
Brian R. Buckham
Senior Vice President, Chief Financial Officer, and Treasurer
October 31, 2024